FIRST AMENDMENT TO MASTER REPURCHASE AGREEMENT AND SECURITIES CONTRACT

        This First Amendment to Master Repurchase Agreement and Securities Contract (this “Amendment”), dated as of July 29, 2026, is by and among CANADIAN IMPERIAL BANK OF COMMERCE, a financial institution established under the laws of Canada (“CIBC”), as administrative agent (in such capacity, together with its successors and assigns, the “Administrative Agent”) and as a buyer (CIBC and its successors and assigns and such other financial institutions from time to time party to the Master Repurchase Agreement (as defined below) and their respective successors and assigns, collectively, “Buyers” and individually, each a “Buyer”) and RE BDC LOANS 3, LLC, a Delaware limited liability company, as seller (together with any entity joined to the Master Repurchase Agreement as an Additional Seller from time to time, individually and/or collectively as the context may require, “Seller”).

W I T N E S S E T H:
WHEREAS, Seller, Administrative Agent and CIBC are parties to that certain Master Repurchase Agreement and Securities Contract, dated as of September 12, 2025 (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Master Repurchase Agreement”); and
WHEREAS, Seller and Administrative Agent, on behalf of Buyers, wish to modify certain terms and provisions of the Master Repurchase Agreement as set forth herein.
NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:
1.Amendment to Master Repurchase Agreement. The Master Repurchase Agreement is hereby amended as follows:
(a)The following definition in Section 2 of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:
(b)“Facility Amount” shall mean $500,000,000.
2.Representations and Warranties. Seller hereby represents and warrants that:
(a)to Seller’s Knowledge, no Purchase Price Margin Deficit, Event of Default, Default or Material Adverse Change has occurred and is continuing as of the date hereof, and no Default, Event of Default or Purchase Price Margin Deficit will occur as a result of the execution, delivery and performance by Seller of this Amendment;

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(b)all representations and warranties made by Seller, Pledgor and Guarantor in the Master Repurchase Agreement are true, correct, complete and accurate in all material respects as of the date hereof (except (i) such representations which by their terms speak as of a specified date and subject to any exceptions disclosed to Administrative Agent in an Exception Report prior to such date and approved by Administrative Agent, on behalf of Buyers, and (ii) the representations and warranties regarding Seller or Guarantor’s financial statements shall be deemed to refer to the most recent financial statements furnished to Administrative Agent in accordance with the Program Documents);
(c)Seller has delivered to Administrative Agent, on behalf of Buyers, true and correct certified copies of its organizational documents together with all amendments thereto, if any;
(d)no amendments have been made to the organizational documents of Seller since September 12, 2025; and
(e)Seller has the authority to execute and deliver this Amendment.
3.Effectiveness. The effectiveness of this Amendment is subject to receipt by Administrative Agent, on behalf of Buyers, of the following:
(a)Program Documents. This Amendment, duly executed and delivered by Seller, Guarantor, Pledgor, Administrative Agent and CIBC; and
(b)Fees and Costs. The out-of-pocket costs and expenses payable to Buyer in connection with this Amendment and the transactions contemplated hereby.
4.Continuing Effect; Reaffirmation of Guaranty and Pledge Agreement. As amended by this Amendment, all terms, covenants and provisions of the Master Repurchase Agreement and the other Program Documents are ratified and confirmed and shall remain in full force and effect. In addition, any and all guaranties, pledges and indemnities for the benefit of Administrative Agent and Buyers (including, without limitation, the Guaranty and Pledge Agreement) and agreements subordinating rights and liens to the rights and liens of Administrative Agent, on behalf of Buyers, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Administrative Agent and/or any Buyer, and each party subordinating any right or lien to the rights and liens of Administrative Agent, on behalf of Buyers, hereby consents, acknowledges and agrees to the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment. This Amendment shall be deemed a “Program Document” for all purposes under the Master Repurchase Agreement.

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5.Binding Effect; No Partnership; Counterparts. The provisions of the Master Repurchase Agreement, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. This Amendment and any other Program Document may be delivered by facsimile transmission, by electronic mail, or by other electronic transmission, in portable document format (.pdf) or otherwise, and each such executed facsimile, .pdf, or other electronic record shall be considered an original executed counterpart for purposes of this Amendment. Each party to this Amendment (a) agrees that it will be bound by its own electronic signature, (b) accepts the electronic signature of each other party to this Amendment, and (c) agrees that such electronic signature shall be the legal equivalent of manual signatures.
6.Further Agreements. Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Administrative Agent, on behalf of Buyers, and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.
7.Governing Law. The provisions of Section 20 of the Master Repurchase Agreement are incorporated herein by reference.
8.Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Master Repurchase Agreement.
9.Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.
10.References to Program Documents. All references to the Master Repurchase Agreement in any Program Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement as amended hereby, unless the context expressly requires otherwise.
11.No Waiver.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent, on behalf of Buyers, under the Master Repurchase Agreement or any other Program Document, nor constitute a waiver of any provision of the Master Repurchase Agreement or any other Program Document by any of the parties hereto.

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    IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.
ADMINISTRATIVE AGENT:
CANADIAN IMPERIAL BANK OF COMMERCE,
a financial institution established under the laws of Canada

By: /s/ Ilir Telegrafi ___________________________________
Name: Ilir Telegrafi
Title: Executive Director
BUYER:
CANADIAN IMPERIAL BANK OF COMMERCE,
a financial institution established under the laws of Canada

By: /s/ Ilir Telegrafi
____________________________________
Name: Ilir Telegrafi
Title: Executive Director

[SIGNATURES CONTINUE ON FOLLOWING PAGE]
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SELLER:
RE BDC LOANS 3, LLC,
a Delaware limited liability company

By:    /s/ Michael Wiebolt
___________________________________
    Name: Michael Wiebolt
    Title: Authorized Signatory

[SIGNATURES CONTINUE ON FOLLOWING PAGE]
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The undersigned hereby acknowledges the execution of this Amendment and agrees that the Pledge Agreement and agreements therein subordinating rights and liens to the rights and liens of Administrative Agent, on behalf of Buyers, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Administrative Agent and/or Buyer therein, and each party subordinating any right or lien to the rights and liens of Administrative Agent, on behalf of Buyers, therein, hereby acknowledges the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment. In addition, the undersigned reaffirms its obligations under the Pledge Agreement and agrees that its obligations under the Pledge Agreement shall remain in full force and effect.

PLEDGOR:

RE BDC LOAN HOLDINGS, LLC,
a Delaware limited liability company

By:    /s/ Michael Wiebolt
_____________________________________
Name: Michael Wiebolt
Title: Authorized Signatory
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The undersigned hereby acknowledges the execution of this Amendment and agrees that the Guaranty and agreements therein subordinating rights and liens to the rights and liens of Administrative Agent, on behalf of Buyers, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Administrative Agent and/or Buyer therein, and each party subordinating any right or lien to the rights and liens of Administrative Agent, on behalf of Buyers, therein, hereby acknowledges the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment. In addition, the undersigned reaffirms its obligations under the Guaranty and agrees that its obligations under the Guaranty shall remain in full force and effect.

GUARANTOR:

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND,
a Delaware statutory trust

By:    /s/ Michael Wiebolt
_____________________________________
Name: Michael Wiebolt
Title: Authorized Signatory

[Signature Page to First Amendment to MRA]
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